UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

Compass, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Fifth Avenue, 4th Floor New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 913-9058

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On September 22, 2025, Compass, Inc., a Delaware corporation (the “Company” or “Compass”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Anywhere Real Estate Inc., a Delaware corporation (“Anywhere”), and Velocity Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”).

The Merger Agreement provides that, among other things and on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Anywhere (the “Merger”), with Anywhere surviving the Merger as a wholly owned subsidiary of the Company.

Merger Consideration

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Anywhere (the “Anywhere Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock that are owned (i) directly or indirectly, by Anywhere or by the Company or Merger Sub, or (ii) by any direct or indirect subsidiary of either the Anywhere or Company, other than Merger Sub) will be converted into the right to receive 1.436 fully paid and nonassessable shares (the “Exchange Ratio”) of class A common stock, par value $0.00001 per share, of the Company (the “Company Shares”) and, if applicable, cash in lieu of fractional shares (collectively, the “Merger Consideration”). The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code for U.S. federal income tax purposes.

If the Merger is consummated, the shares of Anywhere Common Stock will be delisted from the New York Stock Exchange (the “NYSE”) and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Treatment of Anywhere Equity Awards

On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each outstanding equity award with respect to Anywhere Common Stock will be treated as follows:

(a)

Anywhere Restricted Stock Units (“Anywhere RSU Awards”), Deferred Stock Units (“Anywhere DSU Award”) and Performance Stock Units (“Anywhere PSU Awards”): Each outstanding Anywhere RSU Award, each outstanding Anywhere DSU Award and each outstanding Anywhere PSU Award will be canceled and converted into a time-based restricted stock unit award of the Company (each, a “Company RSU Award”) relating to a number of Company Shares equal to the number of shares subject to such Anywhere RSU Award, Anywhere DSU Award or Anywhere PSU Award immediately prior to the Effective Time multiplied by the Exchange Ratio, with the same terms and conditions as were applicable to the underlying Anywhere RSU Award, Anywhere DSU Award or Anywhere PSU Award, as applicable (except that Anywhere PSU Awards will only be subject to service-based vesting). With respect to each Anywhere PSU Award, performance goals will be determined based on the average of any individual performance periods (provided that the average will be no less than the target performance level), without regard to any relative total shareholder return modifier, and based on: (i) for performance periods ending prior to the Effective Time, actual performance, (ii) for in-flight performance periods, actual performance through the Effective Time and extrapolated forecasted performance for the remainder of the performance period and (iii) for performance periods that have not commenced as of the Effective Time, target performance.

(b)

Anywhere Option Awards (“Anywhere Option Awards”): Each outstanding Anywhere Option Award held by any individual who is not an employee of Anywhere as of immediately prior to the Effective Time will be treated as net exercised and canceled for the Merger Consideration in respect of each net share, determined by dividing (i)(A) the excess, if any, of the value of the Merger Consideration over the per share exercise price of the Anywhere Option Award, multiplied by (B) the number of shares subject to the Anywhere Option Award immediately prior to the Effective Time, by (ii) the Company’s closing price (determined in accordance with the Merger Agreement). Each other outstanding Anywhere Option Award will be assumed and converted into an option to purchase a number of Company Shares (each, an “Adjusted Option”) equal to the number of shares subject to such Anywhere Option Award immediately prior to the Effective Time multiplied by the Exchange Ratio, at an exercise price equal to the exercise price of the Anywhere Option Award divided by the Exchange Ratio. Each Adjusted Option will otherwise be subject to the same terms and conditions applicable to the corresponding Anywhere Option Award, including vesting terms.

(c)

Anywhere Performance-Vesting Cash Awards and Time-Vesting Cash Awards: Each performance-vesting cash award and time-vesting cash award of Anywhere will be assumed by the Company and continue to be subject to the same terms and conditions (including vesting and accelerated vesting); provided that any performance goals applicable to the performance-vesting cash awards will be deemed achieved in the same manner as described above with respect to Anywhere PSU Awards.

Debt Financing Commitment

In connection with its entry into the Merger Agreement, on September 22, 2025, the Company entered into a debt financing commitment letter and related fee letters with Morgan Stanley Senior Funding, Inc. (“MSSF”), pursuant to which MSSF has committed to provide the Company with debt financing in an aggregate principal amount of up to $750 million in the form of a 364-day senior secured bridge loan facility, subject to customary conditions and entry into definitive financing and ancillary documentation as set forth therein. The Company expects that the existing senior notes of Anywhere and its subsidiaries will remain in place following the closing. The net proceeds of the debt financing is expected to be used to refinance certain existing indebtedness of Anywhere and its subsidiaries and to pay fees, costs and expenses related thereto. The Company intends to refinance such existing indebtedness and fund the payment of such fees, costs and expenses through one or more capital markets transactions, subject to market conditions and other factors, and, only to the extent necessary, borrowings under the bridge loan facility.

Company Stock Issuance

The Company’s board of directors has, by unanimous written consent, (a) determined that the Merger Agreement and the transactions contemplated thereby, including the issuance of Company Class A Common Stock, pursuant to the Merger Agreement (the “Company Stock Issuance”), are fair to, and in the best interests of, the Company and the Company’s stockholders, (b) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger and the Company Stock Issuance and (c) resolved to recommend that the Company’s stockholders approve the Company Stock Issuance and directed that such matter be submitted for consideration at the meeting of the Company’s stockholders to consider the approval of the Company Stock Issuance.

Conditions to Completing the Merger

The completion of the Merger is subject to the satisfaction or waiver of certain customary conditions, including: (a) the approval of the issuance of the Company Shares in connection with the Merger by the affirmative vote of the holders of at least a majority of the outstanding shares of the Company common stock entitled to vote thereon and represented at the Company stockholders’ meeting (the “Company Stockholder Approval”); (b) the adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding shares of Anywhere Common Stock entitled to vote thereon (the “Anywhere Stockholder Approval”); (c) the authorization for listing on the NYSE of the Company Shares to be issued in the Merger; (d) the effectiveness of the registration statement to be filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Company Shares to be issued in the Merger; (e) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (f) the absence of an injunction, order or law prohibiting the Merger; (g) the accuracy of the parties’ respective representations and warranties, subject to materiality standards set forth in the Merger Agreement; and (h) material compliance by each party with its respective obligations under the Merger Agreement.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties of both the Company and Merger Sub, on the one hand, and Anywhere, on the other hand, and the parties have agreed to customary covenants, including, among others, relating to (i) the conduct of the Company’s and Anywhere’s respective businesses during the period between the execution of the Merger Agreement and the Effective Time, (ii) the obligation of the Company to call a meeting of its stockholders to approve the issuance of Company Shares in connection with the Merger and the obligation of Anywhere to call a meeting of its stockholders to approve the adoption of the Merger Agreement, and (iii) the Company’s and Anywhere’s respective non-solicitation obligations related to alternative business combination proposals.

The Merger Agreement provides that the Company and Anywhere are required to use reasonable best efforts to obtain antitrust and other required regulatory approvals in order to consummate the transactions contemplated by the Merger Agreement, subject to certain limitations as set forth in the Merger Agreement.

Termination Rights and Fees

The Merger Agreement contains termination rights for each of the Company and Anywhere, including that either party may terminate the Merger Agreement (a) if, subject to certain limitations, the Merger has not closed by September 22, 2026, subject to three automatic extensions of three months each if on each such date all of the closing conditions except those relating to regulatory approvals have been satisfied or waived (as such date may be extended in accordance with the terms of the Merger Agreement, the “Outside Date”); (b) if there exists a final and nonappealable law or order prohibiting the Merger; (c) if, in the case of termination by the Company, there is a failure to receive the Anywhere Stockholder Approval or, in the case of termination by Anywhere, there is a failure to receive the Company Stockholder Approval; (d) in the event of a material uncured breach by the other party of its representations, warranties, covenants or other agreements under the Merger Agreement; and (e) if, in the case of termination by the Company, the board of directors of Anywhere changes its recommendation in favor of the Merger or, in the case of termination by Anywhere, the board of directors of the Company changes its recommendation in favor of the issuance of Company Shares in connection with the Merger.

Upon termination of the Merger Agreement under certain specified circumstances, a termination fee of $200 million will be payable by the Company or Anywhere, as applicable. In addition, upon termination of the Merger Agreement because certain required regulatory clearances are not obtained before the Outside Date or if the Merger is permanently enjoined, the Company will be required to pay Anywhere a termination fee of $350 million.

The Merger Agreement also provides that either party may seek to compel the other party to specifically perform its obligations under the Merger Agreement.

Important Statement Regarding the Merger Agreement

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, in this Current Report on Form 8-K is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, Merger Sub or Anywhere. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Information concerning the subject matter of representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Anywhere’s respective public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company or Anywhere filed or will file with the SEC.

Support Agreements

Concurrently with the execution and delivery of the Merger Agreement, Robert L. Reffkin, chairman of the board of directors and Chief Executive Officer of the Company, and certain funds affiliated with Mr. Reffkin, who collectively hold and have the power to vote or direct the voting of approximately 29.6% of the issued and outstanding voting power of the Company common stock (the “Subject Company Shares”), entered into a voting and support agreement with the Company (the “Company Support Agreement”) pursuant to which, among other things, Mr. Reffkin and such funds have agreed, subject to the terms of the Company Support Agreement, to (i) vote the Subject Company Shares in favor of the approval of the issuance of Company Shares in connection with the Merger and (ii) not transfer the Subject Company Shares, with certain limited exceptions. The Company Support Agreement will terminate upon the earlier of the termination of the Merger Agreement and the Effective Time.

Concurrently with the execution and delivery of the Merger Agreement, certain funds and accounts managed or advised by Angelo, Gordon & Co., L.P. that collectively hold and have the power to vote or direct the voting of approximately 8.7% of Anywhere Common Stock (the “Subject Anywhere Shares”), entered into a voting and support agreement with Anywhere (the “Anywhere Support Agreement”) pursuant to which, among other things, such funds and accounts have agreed, subject to the terms of the Anywhere Support Agreement, to (i) vote the Subject Anywhere Shares in favor of the adoption of the Merger Agreement and (ii) not transfer the Subject Anywhere Shares, with certain limited exceptions. The Anywhere Support Agreement will terminate upon the earlier of the termination of the Merger Agreement and the Effective Time.

The foregoing descriptions of the Company Support Agreement and the Anywhere Support Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Compass Support Agreement and the Company Support Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 22, 2025, the Company and Anywhere issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the announcement of the Merger Agreement, the Company intends to hold a conference call and provide supplemental information regarding the proposed transaction in presentations to analysts and investors at 8:00 a.m. ET on September 22, 2025. The slides that will be available in connection with the presentations are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being “furnished” and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing. The Company does not incorporate by reference to this Current Report on Form 8-K information presented at any website referenced in this report or in any of the Exhibits attached hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

2.1*	Agreement and Plan of Merger, dated as of September 22, 2025, by and among Compass, Inc., Anywhere Real Estate Inc. and Velocity Merger Sub, Inc.

10.1	Voting and Support Agreement, dated as of September 22, 2025, by and among Compass Inc. Anywhere Real Estate Inc., Robert L. Reffkin, Ruth Reffkin Family Trust, 2021 Reffkin Remainder Interest Trust, Reffkin Investment I Corp., Reffkin Investment II Corp. and Reffkin 2022 Family Trust.

10.2	Voting and Support Agreement, dated as of September 22, 2025, by and among Compass, Inc., Anywhere Real Estate Inc., AG MM, L.P., AG Arts Credit Fund, L.P., AG Capital Solutions SMA One, L.P., AG Credit Solutions Non-ECI Master Fund, L.P., AG Credit Solutions Master Fund II A, L.P., AG Corporate Credit Opportunities Fund, L.P., AG Cataloochee LP, AG POTOMAC FUND, L.P. and AG Super Fund Master, L.P.

99.1	Joint press release issued by Compass, Inc. and Anywhere Real Estate Inc., dated September 22, 2025.

99.2	Investor presentation of Compass, Inc., dated September 22, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted annexes, schedules or exhibits to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements include, but are not limited to, statements related to the expected benefits of the proposed transaction; the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, including the expected leverage of the combined company and the amount and timing of synergies from the proposed transaction; the expected timeline; and the ability to satisfy all closing conditions. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the proposed transaction and the anticipated benefits thereof. Where, in any forward-looking statement, Anywhere or Compass express an expectation or belief as to future results or events, it is based on Anywhere and/or Compass’ current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, neither Anywhere nor Compass can give any assurance that any such expectation or belief will result or will be achieved or accomplished. Important risk factors that may cause such a difference include, but are not limited to: Compass’ and Anywhere’s ability to consummate the proposed transaction on the expected timeline or at all; Compass’ and Anywhere’s ability to obtain the necessary regulatory approval in a timely manner and the risk that such approval is not obtained or is obtained subject to conditions that are not anticipated; Compass’ or Anywhere’s ability to obtain approval of the stockholders; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring Anywhere or Compass to pay a termination fee; the diversion of management time on transaction-related issues; risks related to disruption from the proposed transaction, including disruption of management time from current plans and ongoing business operations due to the proposed transaction and integration matters; the risk that the proposed transaction and its announcement could have an adverse effect on Compass’ and Anywhere’s ability to retain agents and personnel or that there could be potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the ability of the combined company to achieve the synergies and other anticipated benefits expected from the proposed transaction or such synergies and other anticipated benefits taking longer to realize than anticipated; the ability of the combined company to achieve the expected leverage or such leverage taking longer to realize than anticipated; Compass’ ability to integrate Anywhere promptly and effectively; anticipated tax treatment, unforeseen liabilities, future capital expenditures, economic performance, future prospects and business and management strategies for the management, expansion and growth of the combined company’s operations; certain restrictions during the pendency of the proposed transaction that may impact Anywhere’s or Compass’ ability to pursue certain business opportunities or strategic transactions or otherwise operate their respective businesses; and other risk factors detailed from time to time in Anywhere’s and Compass’ reports filed with the SEC, including Anywhere’s and Compass’ annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the Registration Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should not place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Anywhere’s or Compass’ actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Anywhere or Compass operate, may differ materially from those made in or suggested by the forward-looking statements contained in this Current Report on Form 8-K. Neither Anywhere nor Compass assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this Current Report on Form 8-K nor the continued availability of this Current Report on Form 8-K in archive form on Anywhere’s or Compass’ website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction between Anywhere and Compass, Anywhere and Compass will file relevant materials with the SEC, including a registration statement on Form S-4 filed by Compass (the “Registration Statement”) that will include a joint proxy statement of Compass and Anywhere that also constitutes a prospectus of Compass (the “Joint Proxy Statement/Prospectus”). The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Anywhere and stockholders of Compass seeking their approval of the proposed transaction and other related matters. Each of Anywhere and Compass may also file other relevant documents with the SEC regarding the proposed transaction. This Current Report on Form 8-K is not a substitute for the Registration Statement, Joint Proxy Statement/Prospectus or any other document that Anywhere or Compass (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF COMPASS AND ANYWHERE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN

THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when they become available), as well as other filings containing important information about Anywhere or Compass, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by Anywhere will be available free of charge on Anywhere’s internet website at https://ir.anywhere.re/financials/sec-filings/default.aspx or by contacting Anywhere’s investor relations contact at investor.relations@anywhere.re. Copies of the documents filed with the SEC by Compass will be available free of charge on Compass’ internet website at https://investors.compass.com/financials/sec-filings/default.aspx or by contacting Compass’ investor relations contact at investorrelations@compass.com. The information included on, or accessible through, Anywhere’s website or Compass’ website is not incorporated by reference into this Current Report on Form 8-K.

Participants in the Solicitation

Anywhere, Compass, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Anywhere is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 24, 2025 (the “Anywhere Annual Meeting Proxy Statement”) and in its Form 8-K, which was filed with the SEC on May 7, 2025. Please refer to the sections captioned “Compensation of Independent Directors,” “Independent Director Stock Ownership Guidelines,” “Ownership of our Common Stock” and “Executive Compensation” in the Anywhere Annual Meeting Proxy Statement. To the extent holdings of such participants in Anywhere’s securities have changed since the amounts described in the Anywhere Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001398987&owner=only. Information about the directors and executive officers of Compass is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 4, 2025 (the “Compass Annual Meeting Proxy Statement”) and in its Form 8-Ks, which were filed with the SEC on May 29, 2025, July 30, 2025 and September 9, 2025. Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Tables” in the Compass Annual Meeting Proxy Statement. To the extent holdings of such participants in Compass’ securities have changed since the amounts described in the Compass Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001563190&owner=only . These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the Joint Proxy Statement/Prospectus and the other relevant materials filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPASS, INC.

Date: September 22, 2025	By:	/s/ Scott Wahlers
Scott Wahlers
Chief Financial Officer